UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 6, 2005

MDSI Mobile Data Solutions Inc. (Translation of registrant’s name into English)

Canada (Jurisdiction of Incorporation)	000-28968 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

10271 Shellbridge Way Richmond, British Columbia Canada V6X 2W8 (Address and zip code of principal executive offices)

Registrant’s Telephone Number, including Area Code:  (604) 207-6000

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 415 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01    Regulation FD Disclosure

The Company's 2005 Annual General Meeting of shareholders will be held on June 2, 2005. The materials mailed by the Company to its shareholders in connection with the Annual General Meeting are filed under Item 9.01 herewith.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

20.1	Notice of Annual Meeting and Management Proxy Circulated as at April 27, 2005

20.2	Mailing List Reply Form/Financial Statement Request Form

20.3	Form of Proxy

20.4	Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

MDSI Mobile Data Solutions Inc.

Date: May 12, 2005	/s/ Glenn Kumoi Glenn Kumoi, Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

20.1	Notice of Annual Meeting and Management Proxy Circulated as at April 27, 2005

20.2	Mailing List Reply Form/Financial Statement Request Form

20.3	Form of Proxy

20.4	Letter to Shareholders